UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 1, 2006


                           ICON INCOME FUND NINE, LLC
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                   000-50217                 13-4183234
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(State of Incorporation)       (Commission                (IRS Employer
                               File Number)               Identification No.)


                           100 Fifth Avenue, 4th Floor
                            New York, New York 10011
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               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

     Effective August 1, 2006, ICON Income Fund Nine, LLC ("Fund Nine") refinanced the non-recourse debt relating to an Airbus A340-313X aircraft on lease with Cathay Pacific Airways Limited ("Cathay"), manufacturer's serial number 128, in which Fund Nine has a 100% beneficial ownership interest. Fund Nine refinanced the non-recourse debt with a new lender on more favorable terms than its prior financing arrangement. The new loan is scheduled to mature on December 1, 2011, the date on which the lease with Cathay is due to expire.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ICON INCOME FUND NINE, LLC
                                            By:  ICON CAPITAL CORP., its Manager



Dated:  August 4, 2006                      By:   /s/ Thomas W. Martin
                                                -------------------------------
                                                Thomas W. Martin
                                                Chief Operating Officer